THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)

COMMON STOCKS - 81.5%	Shares	Value
Communication Services - 10.6%
Alphabet, Inc. - Class A (a)	550	$779,928
Alphabet, Inc. - Class C (a)	500	706,805
Comcast Corporation - Class A	16,000	623,680
Facebook, Inc. - Class A (a)	5,600	1,271,592
Walt Disney Company (The)	4,550	507,370
		3,889,375
Consumer Discretionary - 13.8%
Amazon.com, Inc. (a)	700	1,931,174
Dollar Tree, Inc. (a)	6,000	556,080
Home Depot, Inc. (The)	2,400	601,224
Lowe's Companies, Inc.	6,100	824,232
Target Corporation	4,960	594,853
TJX Companies, Inc. (The)	11,000	556,160
		5,063,723
Consumer Staples - 2.9%
PepsiCo, Inc.	5,200	687,752
Walmart, Inc.	3,200	383,296
		1,071,048
Energy - 2.7%
Chevron Corporation	7,700	687,071
Total S.A. - ADR	7,500	288,450
		975,521
Financials - 10.2%
Ameriprise Financial, Inc.	4,250	637,670
Chubb Ltd.	2,500	316,550
Goldman Sachs Group, Inc. (The)	3,300	652,146
JPMorgan Chase & Company	9,200	865,352
Morgan Stanley	14,300	690,690
PNC Financial Services Group, Inc. (The)	5,500	578,655
		3,741,063
Health Care - 11.4%
Amgen, Inc.	1,900	448,134
Anthem, Inc.	2,000	525,960
CVS Health Corporation	10,800	701,676
Merck & Company, Inc.	9,800	757,834
Pfizer, Inc.	14,500	474,150
Thermo Fisher Scientific, Inc.	1,900	688,446
UnitedHealth Group, Inc.	2,000	589,900
		4,186,100

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 81.5% (Continued)	Shares	Value
Industrials - 8.0%
Carrier Global Corporation	2,500	$55,550
Eaton Corporation plc	7,300	638,604
Lockheed Martin Corporation	1,000	364,920
Norfolk Southern Corporation	3,700	649,609
Otis Worldwide Corporation	1,500	85,290
Raytheon Technologies Corporation	5,300	326,586
Trane Technologies plc	4,500	400,410
United Parcel Service, Inc. - Class B	3,600	400,248
		2,921,217
Information Technology - 19.1%
Apple, Inc.	5,900	2,152,320
Broadcom, Inc.	1,400	441,854
Cisco Systems, Inc.	19,500	909,480
Intel Corporation	6,900	412,827
Microsoft Corporation	8,500	1,729,835
Oracle Corporation	12,000	663,240
Visa, Inc. - Class A	3,400	656,778
		6,966,334
Materials - 1.2%
Eastman Chemical Company	6,300	438,732

Real Estate - 1.6%
American Tower Corporation	2,200	568,788

Total Common Stocks (Cost $14,526,192)		$29,821,901

EXCHANGE-TRADED FUNDS - 13.9%	Shares	Value
Communication Services Select Sector SPDR Fund	5,250	$283,710
Consumer Staples Select Sector SPDR Fund	10,000	586,400
iShares Expanded Tech-Software Sector ETF	2,900	824,325
iShares PHLX Semiconductor ETF	1,700	460,479
SPDR Portfolio S&P 500 Growth ETF	8,000	359,360
SPDR Portfolio S&P 500 Value ETF	31,265	906,059
Vanguard Information Technology ETF	3,700	1,031,227
Vanguard S&P 500 ETF	2,200	623,546
Total Exchange-Traded Funds (Cost $3,692,289)		$5,075,106

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS - 5.5%	Shares	Value
Federated Government Obligations Fund - Institutional Class, 0.07% (b) (Cost $2,003,853)	2,003,853	$2,003,853

Total Investments at Value - 100.9% (Cost $20,222,334)		$36,900,860

Liabilities in Excess of Other Assets - (0.9%)		(337,601)

Net Assets - 100.0%		$36,563,259

ADR	- American Depositary Receipt.

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of June 30, 2020.

See accompanying notes to Schedule of Investments.

THE JAMESTOWN FUNDS

NOTES TO SCHEDULE OF INVESTMENTS

June 30, 2020 (Unaudited)

1. Securities Valuation

The portfolio securities of The Jamestown Equity Fund (the “Fund”) are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange, including common stocks and exchange-traded funds (“ETFs”), are generally valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, other than ETFs but including money market funds, are valued at their net asset value as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy (see below).

When market quotations are not readily available, if a pricing service cannot provide a price, or if the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs
•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

THE JAMESTOWN FUNDS

NOTES TO SCHEDULE OF INVESTMENTS (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2020, by security type:

	Level 1	Level 2	Level 3	Total
Common Stocks	$29,821,901	$-	$-	$29,821,901
Exchange-Traded Funds	5,075,106	-	-	5,075,106
Money Market Funds	2,003,853	-	-	2,003,853
Total	$36,900,860	$-	$-	$36,900,860

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector type. There were no Level 3 securities or derivative instruments held by the Fund as of or during the period ended June 30, 2020.

2. Investment Transactions

Investment transactions are accounted for on trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

3. Federal Income Tax

The following information is computed on a tax basis for each item as of June 30, 2020:

Tax cost of portfolio investments	$20,286,175

Gross unrealized appreciation	$16,793,878
Gross unrealized depreciation	(179,193)
Net unrealized appreciation	$16,614,685

The difference between the federal income tax cost of portfolio investments and the Schedule of Investments cost for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.